Exhibit 24

OMNIBUS POWERS OF ATTORNEY

Each person whose signature appears below authorizes each of Leslie S. Brush, Karen M. Mullane, Michael J. Ruane and Victoria E. Silbey or any of them as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities including, without limitation, in his or her capacity as an officer, director or manager, as the case may be, of the registrants below and any additional registrants providing guarantees relating to the Notes referenced below, as applicable, any Market-Maker Registration Statement on Form S-1 and any amendments including post-effective amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)) relating to 9 1/8% Senior Notes due 2013 of SunGard Data Systems Inc. (the “Senior Notes”) and the guarantees relating to the Senior Notes, and 10 1/4% Senior Subordinated Notes due 2015 of SunGard Data Systems Inc. (the “Senior Subordinated Notes” and together with the Senior Notes, the “Notes”) and the guarantees relating to the Senior Subordinated Notes, and to file the same, with all the exhibits thereto, and all other documents in connection therewith, as contemplated under the Registration Rights Agreement, dated as of August 11, 2005, among Solar Capital Corp., SunGard Data Systems Inc., the Guarantors named therein and Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., relating to the Senior Notes and the Registration Rights Agreement, dated as of August 11, 2005, among Solar Capital Corp., SunGard Data Systems Inc., the Guarantors named therein and Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., relating to the Senior Subordinated Notes, with the Securities and Exchange Commission, necessary or advisable to enable the registrants to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, which amendments may make such changes in such registration statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things, whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

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This Omnibus Power of Attorney may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 25th day of April 2007.

SUNGARD DATA SYSTEMS INC.
ACEVA TECHNOLOGIES LLC
ASC SOFTWARE INC.
ASSENT SOFTWARE LLC
AUTOMATED FINANCIAL SYSTEMS CORPORATION
AUTOMATED SECURITIES CLEARANCE LLC
BANCWARE LLC
DATA TECHNOLOGY SERVICES INC.
DERIVATECH RISK SOLUTIONS INC.
EXETER EDUCATIONAL MANAGEMENT SYSTEMS, INC.
HTE-UCS, INC.
INFLOW LLC
MBM INC.
MICROHEDGE LLC
ONLINE SECURITIES PROCESSING INC.
PLAID BROTHERS SOFTWARE, INC.
PORTFOLIO VENTURES INC.
SIS EUROPE HOLDINGS INC.
SRS DEVELOPMENT INC.
SUNGARD ADVISOR TECHNOLOGIES INC.
SUNGARD ASIA PACIFIC INC.
SUNGARD ASSET MANAGEMENT SYSTEMS LLC
SUNGARD AVAILABILITY SERVICES LP
SUNGARD AVAILABILITY SERVICES LTD.
SUNGARD AVANTGARD LLC
SUNGARD AVANTGARD RECEIVABLES LLC
SUNGARD AVANTGARD (US) INC.
SUNGARD BI-TECH LLC
SUNGARD BUSINESS SYSTEMS LLC
SUNGARD CANADA HOLDINGS INC.
SUNGARD COMPUTER SERVICES LLC
SUNGARD CONSULTING SERVICES INC.
SUNGARD CORBEL LLC
SUNGARD CSA LLC
SUNGARD DEVELOPMENT CORPORATION
SUNGARD DIS INC.
SUNGARD ENERGY SYSTEMS INC.
SUNGARD EPROCESS INTELLIGENCE LLC
SUNGARD ERISK INC.
SUNGARD EXPERT SOLUTIONS INC.
SUNGARD FINANCIAL SYSTEMS LLC

SUNGARD HIGHER EDUCATION ADVANCEMENT INC.
SUNGARD HIGHER EDUCATION INC.
SUNGARD HIGHER EDUCATION MANAGED SERVICES INC.
SUNGARD HTE INC.
SUNGARD INSTITUTIONAL PRODUCTS LLC
SUNGARD INVESTMENT SYSTEMS LLC
SUNGARD INVESTMENT VENTURES LLC
SUNGARD IWORKS LLC
SUNGARD IWORKS HOLDINGS INC.
SUNGARD IWORKS HOLDINGS P&C (US) INC.
SUNGARD IWORKS P&C (US) INC.
SUNGARD KIODEX INC.
SUNGARD NETWORK SOLUTIONS INC.
SUNGARD PENTAMATION INC.
SUNGARD PRONVEST INC.
SUNGARD REFERENCE DATA SOLUTIONS INC.
SUNGARD SAS HOLDINGS INC.
SUNGARD SECURITIES FINANCE LLC
SUNGARD SECURITIES FINANCE INTERNATIONAL LLC
SUNGARD SHAREHOLDER SYSTEMS LLC
SUNGARD SIGNIX INC
SUNGARD SOFTWARE, INC.
SUNGARD SSF CANADA HOLDINGS INC.
SUNGARD SYSTEMS INTERNATIONAL INC.
SUNGARD TECHNOLOGY SERVICES LLC
SUNGARD TRADING SYSTEMS VAR LLC
SUNGARD TRUST SYSTEMS LLC
SUNGARD VPM INC.
SUNGARD WORKFLOW SOLUTIONS LLC
WALL STREET CONCEPTS INC.
WORLD SYSTEMS INC.

/s/ Cristóbal Conde
Cristóbal Conde

/s/ Michael J. Ruane
Michael J. Ruane

/s/ Karen M. Mullane
Karen M. Mullane

/s/ Chinh E. Chu Chinh E. Chu

/s/ John Connaughton John Connaughton

/s/ James H. Greene James H. Greene

/s/ Glenn H. Hutchins Glenn H. Hutchins

/s/ James L. Mann James L. Mann

/s/ John Marren John Marren

/s/ Sanjeev Mehra Sanjeev Mehra

/s/ Julie Richardson Julie Richardson

/s/ Michael J. Alesandro Michael J. Alesandro

/s/ Donald V. Appleton Donald V. Appleton

/s/ James E. Ashton III James E. Ashton III

/s/ Donald W. Birdwell Donald W. Birdwell

/s/ Max J. Broedlow Max J. Broedlow

/s/ Kenneth R. Buchanan Kenneth R. Buchanan

/s/ Maryanne D. Campbell Maryanne D. Campbell

/s/ Janet K. Crowley Janet K. Crowley

/s/ Kevin D. Cummings Kevin D. Cummings

/s/ T. Ray Davis T. Ray Davis

/s/ Kenneth R. Dummitt Kenneth R. Dummitt

/s/ Paul K. Erickson Paul K. Erickson

/s/ Terence F. Faherty Terence F. Faherty

/s/ Harold C. Finders Harold C. Finders

/s/ Michael L. Foley
Michael L. Foley

/s/ Theodore J. Gaasche
Theodore J. Gaasche

/s/ Dean B. Gluyas
Dean B. Gluyas

/s/ Alan D. Gordon
Alan D. Gordon

/s/ Peter C. Hauser
Peter C. Hauser

/s/ Thomas V. Huber
Thomas V. Huber

/s/ Jason Ingram
Jason Ingram

/s/ Benjamin R. Jackson
Benjamin R. Jackson

/s/ Randall J. James
Randall J. James

/s/ David W. Jeffers
David W. Jeffers

/s/ Aaron A. Johnson
Aaron A. Johnson

/s/ Paula R. Jones Paula R. Jones

/s/ Kevin J. Keating Kevin J. Keating

/s/ Julie G. Keefe Julie G. Keefe

/s/ Kenneth J. Kempf Kenneth J. Kempf

/s/ Thomas E. King Thomas E. King

/s/ W. Scott Kurtz W. Scott Kurtz

/s/ Ron M. Lang Ron M. Lang

/s/ Bruce E. Langston Bruce E. Langston

/s/ Robert J. Low Robert J. Low

/s/ Donald D. Mackanos Donald D. Mackanos

/s/ David D. Madea
David D. Madea

/s/ Brian J. Madocks
Brian J. Madocks

/s/ Raj A. Mahajan
Raj A. Mahajan

/s/ Mehmet I. Mandalinci
Mehmet I. Mandalinci

/s/ Richard N. Matthews
Richard N. Matthews

/s/ James R. Maynard
James R. Maynard

/s/ Frank McAnally
Frank McAnally

/s/ John E. McArdle, Jr.
John E. McArdle, Jr.

/s/ Francis J. McBride
Francis J. McBride

/s/ Edward C. McKeever
Edward C. McKeever

/s/ Emanuel Mond
Emanuel Mond

/s/ Douglas S. Morgan Douglas S. Morgan

/s/ Michael K. Muratore Michael K. Muratore

/s/ Gerard M. Murphy Gerard M. Murphy

/s/ Edward M. Nadworny Edward M. Nadworny

/s/ Kevin T. Rafferty Kevin T. Rafferty

/s/ Adrian Rickard Adrian Rickard

/s/ Gilbert O. Santos Gilbert O. Santos

/s/ Jeffrey L. Scott Jeffrey L. Scott

/s/ William E. Scott William E. Scott

/s/ Victoria E. Silbey Victoria E. Silbey

/s/ C. Joseph Slattery C. Joseph Slattery

/s/ John V. Spiller John V. Spiller

/s/ William J. Stefanelli William J. Stefanelli

/s/ Jonelle M. Stenson Jonelle M. Stenson

/s/ Terrence Thorsen Terrence Thorsen

/s/ Brian A. Traquair Brian A. Traquair

/s/ Gregory Vance Gregory Vance

/s/ David D. Verre David D. Verre

/s/ Howard Wallis Howard Wallis

/s/ Gregory S. Webber Gregory S. Webber

/s/ Douglas R. Wendler Douglas R. Wendler

/s/ Michiel Westerkamp Michiel Westerkamp

/s/ James W. Williams James W. Williams

/s/ Michael W. Winkel Michael W. Winkel

/s/ Rong Zhang Rong Zhang